UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  August 28, 2012

RANGEFORD RESOURCES, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-54306	77-1176182
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

8541 North Country Road 11, Wellington CO 80202
(Address of Principal Executive Offices) (Zip Code)

(970)-218-7080
Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      .

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      .

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      .

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      .

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Officers

On August 28, 2012, Rangeford Resources, Inc.’s (“the Company”) Board of Director appointed Mr. John Miller as the Chief Financial Officer of the Company.  In addition, Mr. Robert Gates was appointed to Executive Vice President of Mergers and Acquisitions.

John C. Miller, Chief Financial Officer, age 72

Mr. Miller has extensive senior management experience helping corporations realize business opportunities, confront market challenges, and create shareholder and corporate value. He has provided executive leadership to help position companies at the forefront of their industry by ensuring production efficiency, quality service and cost-effective management of resources.

In addition to holding senior executive positions in several industries, Mr. Miller started at FedEx during their start-up phase and spent over 14 years there including holding the position of Chief Financial Officer from 1974 through 1988. Mr. Miller was instrumental in various funding initiatives for Federal Express and was part of the management team that took the company public and listed it on the New York Stock Exchange.

Mr. Miller’s experience also includes assignments with other international and domestic companies, private and public. He has been listed in Marquis Who’s Who in America. A graduate of the University of Pennsylvania Wharton School with an undergraduate degree in Business Administration and he holds a certificate of Finance and Accounting from Wharton. He is a past Regional Penn Alumni Club President.

Mr. Miller’s brings to our Company experience which includes serving as a CFO, director or trustee of several international and domestic business, professional, higher education and philanthropic organizations.

E. Robert Gates, Ph.D., Vice-President of Acquisitions-Mergers, age 69

Mr. Gates serves as President and Chief Executive Officer of ISRG, Inc. (March 2012 to present) and MBC Services, Inc. (March 2011 to 2012.) He is also the Chairman and Chief Executive Officer of Midwest Energy Ventures, LC (2008 to 2012.)   From July 1999 to present, he served as a Management Consultant for MB Consulting Services, LLC.  From 2006 to 2007, he served as President and Chief Operating Officer of Gulfstar Energy Group, LLC.  Mr. Gates co-founded and was Chairman, CEO and Director of ATNG, Inc., a public company, from 2000-2003.

Mr. Gates received, a Ph.D. in Management from the California Coast University in 1986; an M.B.A.  in Business Administration from the California Coast University in 1984; and a Bachelor of Science in Business Administration from the California Coast University in 1983.

In addition, Mr. Gates attended the University of Hawaii, School of Tropical Agriculture from 1964 to 1965 and Arkansas State University from 1960 to 1962.

Mr. Gates brings to the management of the Company over 45 years of experience as a business consultant and executive.

Officer and Director Agreements

The Company has entered into agreements with certain of its officers and directors: Fred Ziegler (CEO and Director), John Miller (CFO), Robert Gates (Vice President of Acquisitions and Mergers) and Kevin Carreno (Director), as discussed below.

The August 1, 2012, Corporate Officer/Director Consulting/Engagement Agreement by and between Mr. Fred Ziegler and the Company provides for Mr. Ziegler to provide his services as the interim President and a director of the Company in return for a monthly payment of $2,000.  Pursuant to the agreement Mr. Ziegler will initially devote up to 4 hours per week to the Company.

The Corporate Officer Consulting/Engagement Agreement, dated September 1, 2012, by and between Mr. John Miller provides for Mr. Miller to provide his services as the Company’s Chief Financial Officer in return for a cash payment of $7,000 per month.  In addition, Mr. Miller will be able to earn an additional $5,000 in shares of the Company’s restricted common stock as a payment for his services.  Mr. Miller will receive an initial retainer of 20,000 shares of the Company’s restricted common stock and options exercisable for 300,000 shares of the Company’s common stock, of which 100,000 shares are exercisable at $1.00 per share and 200,000 shares are exercisable at $3.00 per share.  The options will have a term of 3 years and vest on the first anniversary of the agreement.

The Corporate Officer Consulting/Engagement Agreement dated September 1, 2012, by and between Mr. Robert Gates provides for Mr. Gates to provide his services as the Company’s Vice President of Mergers and Acquisitions in return for a cash payment of $7,000 per month.  In addition, Mr. Gates will be able to earn an additional $5,000 in shares of the Company’s restricted common stock as a payment for his services.  Mr. Gates will receive an initial retainer of 20,000 shares of the Company’s restricted common stock and options exercisable for 300,000 shares of the Company’s common stock, of which 100,000 shares are exercisable at $1.00 per share and 200,000 shares are exercisable at $3.00 per share.  The options will have a term of 3 years and vest on the first anniversary of the agreement.

The Board of Directors Agreement, dated August 9, 2012, with Mr. Kevin Carreno, a director of the Company, provides for Mr. Carreno to provide for his services as a director in exchange for compensation of $2,000 per month.  Mr. Carreno will receive an initial retainer of 20,000 shares of the Company’s restricted common stock and options exercisable for 300,000 shares of the Company’s common stock, of which 100,000 shares are exercisable at $1.00 per share and 200,000 shares are exercisable at $3.00 per share.  The options will have a term of 3 years and vest at a rate of 25% per quarter starting November 1, 2012 and shall be exercisable on the one year anniversary of the agreement.

The agreements with Messrs. Ziegler, Miller and Gates, all renew for twelve month terms, unless 30 days written notice is given by either party.

SECTION 7 - REGULATION FD

Item 7.01 Regulation FD Disclosure.

Press Release

The information in this Item 7.01 of this Current Report is furnished pursuant to Item 7.01 and shall not be deemed "filed" for any purpose, including for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act regardless of any general incorporation language in such filing.

On August 30, 2012, the Company made a press release announcing the appointments of Mr. Miller and Mr. Gates.   The text of the press release is attached hereto as Exhibit 99.1.

SECTION 9 FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(c)  Exhibits.

The following is a complete list of exhibits filed as part of this Report.  Exhibit numbers correspond to the numbers in the exhibit table of Item 601 of Regulation S-K.

Exhibit No.	Description
10.1	Corporate Officer/Director Consulting/Engagement Agreement by and between Mr. Fred Ziegler and the Company, dated August 1, 2012
10.2	Corporate Officer Consulting/Engagement Agreement by and between Mr. John Miller and the Company, dated September 1, 2012
10.3	Corporate Officer Consulting/Engagement Agreement by and between Mr. Robert Gates and the Company, dated September 1, 2012
10.4	Board of Directors Agreement, by and between Mr. Kevin Carreno and the Company, dated August 9, 2012.
99.1	Press Release, dated August 30, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

RANGEFORD RESOURCES, INC.

By: /s/Frederick Ziegler

       Frederick Ziegler, President

Date: August 30, 2012

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